                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934(AMENDMENT NO.______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement            [ ] Confidential, for use of the
                                           Commission only (as permitted by Rule
                                           14a-6(e)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

                       Nextgen Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

                                 [NEXTGEN LOGO]

                       NEXTGEN COMMUNICATIONS CORPORATION
                                11850 JONES ROAD
                              HOUSTON, TEXAS 77070
                                 (281) 970-9859


April 23, 2002


Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Nextgen Communications Corporation to be held at 9:00 a.m. on Thursday, May 9, 2002, at Nextgen's corporate headquarters at 11850 Jones Road, Houston, Texas.

At the meeting, you will have the opportunity to learn more about Nextgen's growth strategy of acquiring, owning and leasing communications towers. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on May 9, and reporting to you on our progress and plans.

Sincerely,

/s/ Frank J. Fradella

FRANK J. FRADELLA
President, Chief Executive Officer
  and Chairman of the Board

                                 [NEXTGEN LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              THURSDAY, MAY 9, 2002
                                    9:00 A.M.

                            CORPORATE HEADQUARTERS OF
                       NEXTGEN COMMUNICATIONS CORPORATION
                                11850 JONES ROAD
                              HOUSTON, TEXAS 77070

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of the Stockholders of Nextgen Communications Corporation, a Delaware corporation (the "Company"), will be held at the time and place noted above. At the meeting, we will ask you to:

   1. elect one director, Frank J. Fradella, to serve until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified;

   2. ratify the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants for 2002; and

   3. vote on any other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 22, 2002, will be entitled to vote at the meeting or any adjournment of the meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices at the address listed above for a period of 10 days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

Your vote is important. To be sure your vote counts and to assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                        By Order of the Board of Directors

                                        /s/ R. Andrew White

                                        R. Andrew White
                                        Corporate Secretary and
                                          Chief Financial Officer


Houston, Texas
April 23, 2002

I.  INFORMATION ABOUT VOTING

         Solicitation of Proxies. The Board of Directors (the "Board") of Nextgen Communications Corporation, a Delaware corporation ("Nextgen" or the "Company"), is soliciting proxies for use at the 2002 Annual Meeting of Stockholders of Nextgen and any adjournments of that meeting. Nextgen first sent this proxy statement, the accompanying form of proxy, and the Company's Annual Report on Form 10-KSB to its stockholders on April 23, 2002.

         Agenda Items.  The agenda for the Annual Meeting is to:

         1. Elect one director to serve for a term of one year, or until his successor, if any, is duly elected and qualified;

         2. Ratify the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as our independent public accountants for 2002; and

         3. Conduct such other business as may properly come before the meeting or any adjournment thereof.

         Who Can Vote. The record date (the "Record Date") is the close of business on April 22, 2002. If you are a holder on the Record Date of Nextgen's common stock, par value of $0.001 per share ("Common Stock"), you can vote at the Annual Meeting on the election of the director and on the other proposal contained in this Proxy Statement. Holders of Common Stock will have one vote for each share of Common Stock. As of the close of business on the Record Date, there were 9,271,882 shares of Common Stock outstanding, all of which are entitled to vote.

         How to Vote. You may vote in two ways:

         1. You can come to the Annual Meeting and cast your vote there.

         2. You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the manner you indicate.

         Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote all shares represented by the signed and returned proxies FOR the Board nominee named herein and FOR Proposal 2. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the shares represented by the proxies in their best judgment.

         Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

         1. Sending a written notice of revocation to the Corporate Secretary of Nextgen;

         2. Delivering a properly executed, later-dated proxy; or

         3. Attending the Annual Meeting and voting in person.

         The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will exist to hold a valid Annual Meeting if the holders of at least a majority in voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker has not received voting instructions from its customer or does not have the authority to do so.

         Vote Required for Action. The director is elected (Proposal 1) by a plurality vote of the holders of shares of Common Stock present in person or represented by proxy at the meeting. The ratification of Merdinger, Fruchter, Rosen & Corso, P.C. as Nextgen's independent public accountants for 2002 (Proposal 2) requires the affirmative vote of a majority of the voting power represented by the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on such matters. Abstentions have the effect of a "no" vote on all matters other than the director election, with respect to which abstentions will have no effect. Broker non-votes have the effect of a "no" vote with respect to Proposal 2.

         Generally, any other action coming before the Annual Meeting would require the affirmative vote of a majority of the voting power represented by shares of Common Stock present in person or represented by proxy at the Annual Meeting.

II. PROPOSALS

         1. ELECTION OF DIRECTORS

         The term for Nextgen's directors is one year, until the next Annual Meeting of Stockholders, or until his or her successor, if any, is duly elected and qualified. The nominee for director this year is Frank J. Fradella, who is currently the only director of the Company.

         Mr. Fradella has confirmed that he will be able and willing to continue serving as director. If Mr. Fradella is not available, the shares represented by the proxies may be voted for another person nominated by the then-current Board to fill the vacancy. Information about the Board and Mr. Fradella is contained in Sections III and IV of this proxy statement, respectively.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF FRANK J. FRADELLA AS DIRECTOR.


         2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has recommended that Merdinger, Fruchter, Rosen & Corso, P.C. ("MFRC") continue to serve as Nextgen's independent public accountants for 2002. MFRC has served as Nextgen's independent public accountants since 2000.

         MFRC Fees. The approximate aggregate fees, including out-of-pocket expenses, billed for professional services rendered by MFRC during 2001 were as follows:

                                        Financial Information
                                          System Design and                All
                 Audit Fees              Implementation Fees            Other Fees
                 ----------             ---------------------           ----------
                    $35,000(1)                   $0                         $0

         (1) For the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001, the three-month period ended December 31, 2000, and the year ended September 30, 2000, and for the reviews the Company's unaudited condensed consolidated interim financial statements as of March 31, 2001, June 30, 2001, and September 30, 2001.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2002.

III.  INFORMATION ABOUT THE COMPANY'S BOARD OF DIRECTORS

         Directors are elected at each annual meeting of stockholders, although vacancies resulting from resignation, removal, death, or an increase in the size of the Board between annual meetings may be filled by the remaining members of the Board. Directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

         The background of Frank J. Fradella, who is currently the sole director of the Company, and the nominee for director at the Annual Meeting, is presented under Section IV below. Richard W. Lancaster also served on the Company's Board of Directors during 2001, until he resigned on December 31, 2001. Two representatives of Deere Park Capital, L.L.C., the former majority stockholder of the Company, also served on the Company's Board of Directors during 2001, until their resignation in March 2001.

         Meetings. During 2001, the Board held no regular or special meetings. The Board approved of several actions by unanimous written consents in lieu of meetings during 2001.

         Committees. Because of the small size of the Company's Board, the Board did not function through committees during 2001.

         Compensation. The Company does not pay directors' fees to its Board members, but does provide transportation, lodging and reimbursement of all reasonable expenses for attending Board meetings. Also, directors are eligible for certain awards under the Company's 2001 Stock Plan, which are granted to directors from time-to-time at the discretion of the Board.

IV.  EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is certain information relating to the current executive officers of the Company. Executive officers of the Company are elected to serve until they resign or are removed, or are other disqualified to serve, or until their successors are elected and qualified.

              Name                   Age   Current Positions with the Company
              ----                   ---   ----------------------------------
         Frank J. Fradella..........  46   Chairman, Chief Executive Officer and President
         R. Andrew White............  29   Chief Financial Officer and Secretary

         FRANK J. FRADELLA serves as the Company's Chairman of the Board, President, and Chief Executive Officer. He has served as the Company's President and Chief Executive officer since July 2000, and was named Chairman of the Board in July 2001. Mr. Fradella also served as the Company's President and Chief Executive Officer during 1997 and 1998. Mr. Fradella has an extensive background in maintenance, construction, and labor-intensive businesses. He has been Chairman, CEO, and President of two publicly traded companies, and has held executive positions in two others. He has excelled in managing companies whose assets may have been initially under-valued and has performed significant financial turnarounds for these companies. He has also participated in numerous acquisitions that contributed to the companies' financial success.

         R. ANDREW WHITE serves as the Company's Chief Financial Officer and Secretary, positions he has held since February 1, 2002. Mr. White's background is in investment banking, technology and in consolidation strategies for middle market companies. Prior to Nextgen, he was a partner at Weiss & White

Capital, a boutique financial advisory firm in Dallas, Texas. In addition, Mr. White was a vice president for a privately-held technology company in Dallas. Previous to this, he was employed by Credit Suisse First Boston in their investment banking division. Mr. White graduated from the University of Virginia with a Bachelor of Arts degree and is currently enrolled in the Option II Executive MBA Program at the University of Texas at Austin.

V. SECURITY OWNERSHIP OF THE COMPANY

MANAGEMENT OWNERSHIP

         The table below shows the beneficial ownership as of April 22, 2002, of Common Stock by each of the directors and executive officers of Nextgen and all directors and executive officers as a group. In addition to the 9,271,882 shares of Common Stock outstanding on April 22, 2002, this table also gives effect to shares that may be acquired pursuant to options, warrants or convertible stock within 60 days after such date. The principal business address of each person in this table is c/o Nextgen Communications Corporation, 11850 Jones Road, Houston, Texas 77070.

                                                 Number of Shares       Percentage of Class
         Executive Officers and Directors        Beneficially Owned     Beneficially Owned
         --------------------------------        ------------------     ------------------
         Frank J. Fradella....................      2,252,651(1)               22.5%
         R. Andrew White......................        250,100(2)                2.7
         All directors and executive officers
           as a group (two persons)...........      2,352,651(1)(2)            25.2%

----------

(1) Includes 750,000 shares that Mr. Fradella could acquire through the exercise of certain stock options and restricted stock purchase rights. Certain shares of Common Stock resulting from the exercise of the restricted stock purchase rights would be subject to the Company's right of repurchase upon the termination of Mr. Fradella's employment.

(2) Includes 150,000 stock options held by Mr. White that have not vested as of the date hereof.

OTHER SECURITY OWNERSHIP

         The following is a tabulation as of April 22, 2002, of those stockholders of Nextgen who own beneficially in excess of 5% of Nextgen's Common
Stock:


                                                 Number of Shares       Percentage of Class
               Beneficial Owner                  Beneficially Owned     Beneficially Owned
         --------------------------------        ------------------     ------------------
         Tyrrell L. Garth(1)..............            1,260,436                 13.6%
         Barbara Feldman(2)...............            1,100,000                 11.9%
         Deere Park Capital, L.L.C.(3)....              650,000                  7.0%

----------

(1) Mr. Garth's principal business address is c/o Cheyenne Capital, 350 Dowlen Road, Suite 200, Beaumont, Texas 77706.

(2) Ms. Feldman's principal business address is 2081 Magnolia Lane, Highland Park, Illinois 60035.

(3) Based upon an amendment to Schedule 13D filed on February 1, 2002, Deere Park Capital, L.L.C. and Douglas A. Gerrard each report shared voting and dispositive power with respect to the 650,000 shares of Common Stock reported thereby. The principal business address for Deere Park Capital, L.L.C. and Mr. Gerrard is 540 Lake Cook Road, Suite 150, Deerfield, Illinois 60015.

VI. EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation paid by or incurred on behalf of Nextgen to its Chief Executive Officer and certain other most highly paid executive officers for 1999, 2000 and 2001 (excluding executive officers whose salary and bonus for 2001 did not exceed $100,000):

                                                                   Number of Securities
   Name and Principal                                                    Underlying          All Other
        Position                 Year     Salary($)    Bonus($)        Options (#)(1)     Compensation ($)
----------------------------     ----     ---------    --------    --------------------   ----------------
Frank J. Fradella(2)........     2001       270,000          --          500,000              15,500(3)
  Chief Executive Officer        2000            --          --          250,000                  --

Kathleen L. Harris(4).......     2001       140,000          --           75,000                  --
  Former Chief Financial Officer 2000            --          --               --                  --


----------
(1) For purposes of the tables set forth in this Section VI, restricted stock purchase rights, which function substantially the same as stock options, will be included with stock options.

(2) Mr. Fradella joined Nextgen in July 2000.

(3) Consists of an automobile allowance paid to Mr. Fradella during 2001.

(4) Ms. Harris joined Nextgen in October 2000, resigned in January 2002, and is currently a consultant to Nextgen.

OPTION GRANTS IN 2001

         The following table provides details regarding stock options granted in 2001 to executive officers named in the Summary Compensation Table:

                                      Number of      % of Total
                                      Securities      Options
                                      Underlying     Granted to
                                        Options     Employees in     Exercise Price   Expiration
                   Name                Granted          2001           Per Share         Date
         -------------------------    ----------    ------------     --------------   ----------
         Frank J. Fradella........       500,000(1)     73.9%             $1.25         4/2/11

         Kathleen L. Harris.......        75,000(2)     11.1%             $1.25         4/2/06

----------

(1) Consists of restricted stock purchase rights granted to Mr. Fradella on April 2, 2001, pursuant to the Company's 2001 Stock Plan. The rights are exercisable immediately, but if Mr. Fradella's employment is terminated for any reason, the Company will have a right to repurchase 250,000 shares of Common Stock at the exercise price paid by Mr. Fradella. The Company's repurchase right lapses on the 250,000 shares at a rate of one-fifth of the shares per year, on each annual anniversary of April 2, 2001.

(2) Consists of restricted stock purchase rights granted to Ms. Harris on April 2, 2001, pursuant to the Company's 2001 Stock Plan. The rights are exercisable immediately and, pursuant to an amendment to her restricted stock purchase agreement executed as of January 1, 2002, the shares of Common Stock purchased thereunder are not subject to repurchase by the Company.

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         The following table details the December 31, 2001 year-end estimated value of unexercised stock options of each of the executive officers named in the Summary Compensation Table:

                         Number of                     Number of Securities           Value of Unexercised
                           Shares                     Underlying Unexercised          In-the-Money Options
                        Acquired on       Value        Options at Year-End             at Year-End ($)(1)
      Name              Exercise (#)  Realized ($)  Exercisable   Unexercisable    Exercisable  Unexercisable
------------------      ------------  ------------  -----------   -------------    -----------  -------------
Frank J. Fradella...               0             0      750,000(2)            0      $337,500              $0

Kathleen L. Harris..               0             0       75,000               0       $18,750              $0

----------

(1) The estimated value of unexercised in-the-money stock options held at the end of 2001 assumes a per-share fair market value of $1.50 (the closing trading price of the Common Stock on December 31, 2001), and per-share exercise prices of $.65 for 250,000 of Mr. Fradella's stock options, and $1.25 for all other options in the table.

(2) Amount includes 250,000 shares that Mr. Fradella could purchase immediately with restricted stock purchase rights, but a certain number of such shares would be subject to the Company's repurchase option in the event that Mr. Fradella's employment with the Company is terminated prior to April 2, 2006.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT/CHANGE-IN-CONTROL
ARRANGEMENTS

         The Company and Frank J. Fradella entered into an employment agreement as of April 2, 2001. The employment agreement has a term of three years, and provides for an annual base salary of $200,000. In the event that Mr. Fradella is terminated without "cause" or if he terminates his employment following a "change of control" (as such terms are defined in Mr. Fradella's employment agreement), Mr. Fradella would be entitled to receive a severance payment calculated as three times the amount of his current annual salary and bonus as of the date of termination. In connection with the execution of his employment agreement, Mr. Fradella received restricted stock purchase rights under the Company's 2001 Stock Plan to purchase 500,000 shares of the Company's Common Stock, at $1.25 per share, subject to certain repurchase rights of the Company in the event Mr. Fradella's employment is terminated for any reason, but such repurchase rights will immediately lapse in the event that (i) a "change of control" occurs, as such term is defined in the 2001 Stock Plan, and (ii) Mr. Fradella's employment is terminated or his duties are adversely changed within six months thereof. The Company also granted Mr. Fradella registration rights for certain shares of Common Stock he held as of April 2, 2001.

         The Company and Kathleen L. Harris entered into a consulting agreement as of January 1, 2002, following Ms. Harris' resignation as the Company's Chief Financial Officer. The consulting agreement has a term of seven months, and provides for consulting fees to be paid to Ms. Harris in the amount of $10,000 per month. In connection with the execution of the consulting agreement, certain restricted stock purchase rights to purchase 75,000 shares of Common Stock at $1.25 per share, which were granted to Ms. Harris under the 2001 Stock Plan on April 2, 2001, were amended to fully vest as of January 1, 2002, and to allow for the exercise of such rights until April 2, 2006.

         The Company and R. Andrew White entered into an employment agreement effective as of February 1, 2002. The employment agreement has a term of one year, and provides for an annual salary of $120,000. In the event that Mr. White is terminated without "cause" (as such term is defined in Mr. White's employment agreement), Mr. White would be entitled to receive a lump-sum severance payment equal to six months' salary on the date of termination, and installments of such salary and benefits for a period of six months following the date of termination. In the event that Mr. White dies or becomes "disabled" (as such term is defined in Mr.

White's employment agreement), Mr. White, or his beneficiary, as the case may be, would be entitled to receive installments of his then-present salary and benefits for a period of 180 days following the date of death or disability. The Company also provided Mr. White with a loan to acquire 50,000 shares of Common Stock at $1.25 per share, and granted Mr. White stock options under the 2001 Stock Plan to purchase up to 150,000 shares of Common Stock at $1.25 per share, subject to certain vesting requirements. These options will immediately vest upon a "change of control", as such term is defined in the 2001 Stock Plan, or if Mr. White is terminated without "cause" or if he terminates his employment with "good reason", as such terms are defined in his employment agreement.

         1998 Stock Option Plan. Recipients of stock options under the Company's 1998 Stock Option Plan must exercise all vested options within three months from the date of termination of the optionee's employment or cessation of service to the Company (or one year for options granted to outside directors), or such options are forfeited. All stock options previously granted under the 1998 Stock Option Plan have either been exercised or were forfeited due to the expiration of the applicable periods of time following the termination of employment or cessation of service by the optionees, other than 250,000 stock options held by Mr. Fradella. Outstanding stock options under the 1998 Stock Option Plan automatically vest in the event of a "change of control" (as defined in the 1998 Stock Option Plan), which includes any person or group acquiring 20% of the outstanding Common Stock. Certain transactions between American Eco Corporation and Deere Park Capital, LLC in 2000, and between Deere Park Capital, LLC and Frank Fradella in 2001, which are discussed further in Section VII, constituted "changes of control" under the 1998 Stock Option Plan, therefore all stock options currently outstanding under this plan (Mr. Fradella's 250,000 stock options) are fully vested.

         2001 Stock Plan. Under the Company's 2001 Stock Plan, Optionees have at least 30 days to exercise vested stock options following the cessation of service to the Company, and in the absence of a specified time in the individual option agreement, the period of time for exercising vested stock options will be three months following the optionee's cessation of services to the Company. The Board may use its discretion in determining whether any outstanding stock options or stock purchase rights will vest on an accelerated basis following a "change of control" (as defined in the 2001 Stock Plan). If an optionee's employment is terminated or his or her job duties are adversely changed within six months of such a change of control, however, all stock options held by such optionee would immediately vest on the date of termination.

VII.  OTHER MATTERS

CERTAIN TRANSACTIONS

         The section immediately set forth above describes certain employment and other agreements the Company has entered into with Frank J. Fradella, Kathleen L. Harris, and R. Andrew White.

         Prior to joining Nextgen, Mr. White was a partner at Weiss & White Capital, a boutique financial advisory firm. During 2001, the Company paid Weiss & White Capital approximately $58,000 for reimbursed expenses and fees for advisory services provided to the Company. In addition, Weiss & White Capital has received fees and reimbursed expenses of approximately $27,000 during 2002 for advisory services to the Company.

         On April 2, 2001, the Company granted Richard W. Lancaster, a director of the Company at the time, stock options under the 2001 Stock Plan to purchase 50,000 Shares of Common Stock at an exercise price of $1.25 per share. Mr. Lancaster resigned from the Board on December 31, 2001. In recognition of Mr. Lancaster's contributions to the Company, on March 31, 2002, the Board immediately vested Mr. Lancaster's stock options and advanced Mr. Lancaster $62,500 to exercise his stock options, in return for Mr. Lancaster's promissory note secured by the shares of Common Stock purchased in connection therewith.

         After resigning from Nextgen's Board, Mr. Lancaster became the President of Point to Point of Louisiana, Inc., a Louisiana corporation (the "Buyer"). On February 22, 2002, the Company completed the sale of Point To Point Network Services, a Delaware corporation and wholly-owned subsidiary of the Company ("Point To Point"), to the Buyer. The purchase price for Point To Point was $1,000,000, which the Buyer paid by issuing a secured promissory note to the Company, which bears interest at 6.5% per annum, and requires a payment of accrued interest on February 22, 2003, a payment of accrued interest and $100,000 of principal on February 22, 2004, and all remaining principal and interest accrued thereon on February 22, 2005. The Note is secured by the shares of Point To Point that were purchased by the Buyer.

         The Company was a majority-owned subsidiary of American Eco Corporation ("AEC") through July 21, 2000, at which time Deere Park Capital, LLC ("Deere Park") acquired AEC's stake in the Company, which consisted of approximately 81.9% of the outstanding Common Stock. As a result of two Stock Purchase Agreements between Deere Park and Mr. Fradella, dated December 21, 2000, and March 23, 2001, respectively, Mr. Fradella purchased, on behalf of himself and as a third-party nominee for other individuals, approximately 6,926,000 shares of the Common Stock held by Deere Park. The purchase price for such shares was paid by Mr. Fradella in cash and a promissory note secured by 500,000 shares of Common Stock, pursuant to a hypothecation agreement. On November 30, 2001, Fradella transferred the 500,000 shares to Deere Park in full satisfaction of the promissory note. The Company was a party to the hypothecation agreement and settlement agreement between Mr. Fradella and Deere Park, but its obligations were limited to consenting to the pledge of shares by Mr. Fradella and agreeing to facilitate the subsequent transfer of shares back to Deere Park and ultimate resale of such shares by Deere Park.

         Pursuant to a Management Services Agreement effective June 1, 1999, between AEC and the Company, AEC had agreed to provide certain services to the Company in exchange for a monthly management fee. The services were to include providing the Company with management guidance, in addition to guaranteeing certain of the Company's obligations with its creditors. The agreement provided for a monthly payment to AEC of $40,000. For the year ended September 30, 2000, total management fees recorded were $280,000. The Company believes that AEC did not perform its responsibilities under the management agreement and, although the Company has recorded the management fees in the financial statements, the parties are currently in litigation regarding the validity of the agreement. At December 31, 2001, the Company's balance sheet reflected liabilities to AEC in the amount of $1,370,000, including the disputed management fees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Nextgen's directors and executive officers, and persons who own more than 10% of a registered class of Nextgen's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock and other equity securities of Nextgen. Such reporting persons are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based on the Company's review of copies of such reports furnished to us, we believe that, during the 2001 fiscal year, all Section 16(a) filing requirements applicable to Nextgen's executive officers, directors and greater than 10% beneficial owners were complied with except for (i) Frank J. Fradella filed a Form 3 late, (ii) Mr. Fradella filed a Form 4 late for a transaction that occurred in November 2001, (iii) Kathleen L. Harris filed a Form 3 late, and (iv) Ms. Harris filed a Form 4 late for a transaction that occurred in April 2001.

EXPENSES RELATING TO THIS PROXY SOLICITATION

         Nextgen will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, Nextgen officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. Nextgen also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of Nextgen stock and obtaining the proxies of those owners.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         To be considered for inclusion in next year's proxy materials, stockholder proposals to be presented at the Company's 2003 Annual Meeting must be in writing and received by the Company no later than December 24, 2002.

         The Board invites you to attend the Annual Meeting in person. If you are unable to do so, please sign, date and return the enclosed proxy promptly in the enclosed envelope, so that your shares will be represented at the meeting.

                                        By Order of the Board of Directors

                                        /s/ R. Andrew White

                                        R. Andrew White
                                        Corporate Secretary

April 23, 2002

                                                                           PROXY

                       NEXTGEN COMMUNICATIONS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Frank J. Fradella and R. Andrew White as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Nextgen Communications Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 9, 2002, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon the matters noted below:

1.       Election of the Board's nominee for Director.

         Nominee:  Frank J. Fradella.

         [ ] FOR all nominees listed above     [ ] WITHHOLD AUTHORITY vote for
             (except as marked to the              all nominees listed below
             contrary below)

INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Ratification of the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants for 2002.

         [ ]     FOR          [ ]       AGAINST        [ ]        ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE ABOVE PROVISIONS.

                     [SEE REVERSE SIDE FOR SIGNATURE LINE]

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

Please sign exactly as name appears below and mail proxy to:

                                    Nextgen Communications Corporation
                                    c/o R. Andrew White, Secretary and CFO
                                    11850 Jones Road
                                    Houston, Texas 77070

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                   --------------------------------------------
                                                    Print Name

                                   --------------------------------------------
                                                    Signature


                                   --------------------------------------------
                                              Signature if held jointly


                                          Dated:______________________, 2002


                                  [ ] Please check this box if you are planning
                                      to attend the 2002 Annual Meeting of
                                      Stockholders in person.